UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2010

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

   Maryland                      0-31957                      38-0135202
  ---------                      -------                      ----------
 (State or Other Jurisdiction   (Commission                  (I.R.S. Employer
   of Incorporation)             File Number)                Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                           (989) 356-9041
                           --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing
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On February 22, 2010, First Federal of Northern  Michigan  Bancorp,  Inc.'s (the
"Company") application to transfer the listing of its common stock to the NASDAQ Capital Market from the NASDAQ Global Market was approved. This transfer will be effective at the opening of business on February 25, 2010, and the Company's common stock will continue to trade under the symbol "FFNM." The Company issued a press release on February 22, 2010 that disclosed its receipt of this approval from Nasdaq. A copy of the press release is furnished herewith as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------

     Exhibit 99.1     Press Release dated February 22, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIRST FEDERAL OF NORTHERN MICHIGAN
                                         BANCORP, INC.


Date: February 25, 2010                  By:  /s/ Amy E. Essex
                                              ------------------------------
                                              Amy E. Essex
                                              Chief Financial Officer
                                              (Duly Authorized Representative)